Exhibit (a)(1)(B)

LETTER OF TRANSMITTAL

For the Offer to Exchange
Each Outstanding Share of Series C Preferred Stock
of

NOVASTAR FINANCIAL, INC.

For, at the Election of the Holder,
Common Stock Only
or
Common Stock and Cash
and
Solicitation of Consents Relating to the Recapitalization

Pursuant to the Prospectus dated May 3, 2011

The Series C Offer and withdrawal rights will expire at 5:00 p.m., Eastern Time, on June 23, 2011, unless extended (the “Expiration Date”). Tenders may be withdrawn prior to 5:00 p.m., Eastern Time, on the Expiration Date.

Exchange Agent:
Computershare Trust Company, N.A.

By Mail:	By Overnight Mail:
Computershare Trust Company, N.A. Attn: Corporate Actions Voluntary Offer P.O. Box 43011 Providence, RI 02940-3011	Computershare Trust Company, N.A. Attn: Corporate Actions Voluntary Offer 250 Royall Street Suite V Canton, MA 02021

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

DESCRIPTION OF SHARES TENDERED
(See Instructions 3 and 4)

Shares
Tendered
	(Attach		Total Number of
	Additional		Shares
Name(s) and Address(es) of Registered Holder(s)	List if	Certificate	Represented by
(Please fill in Exactly as Name(s) Appears on Certificate(s)	Necessary)	Number(s)	Certificate(s)	Total Shares

Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Company are being tendered. See Instruction 4.

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Ladies and Gentlemen:

The undersigned hereby tenders to Computershare Trust Company, N.A. (the “Exchange Agent”) shares of 8.90% Series C Cumulative Redeemable Preferred Stock of the Company, par value $0.01 per share (the “Shares” or the “Series C Preferred Stock”), pursuant to the Company’s offer to exchange the Shares upon the terms and subject to the conditions set forth in the Company’s proxy statement/consent solicitation/prospectus, dated May 3, 2011 (the “Prospectus”). The undersigned acknowledges receipt of the Prospectus (a separate mailing) and this Letter of Transmittal and the instructions hereto (which together constitute the “Series C Offer”).

Subject to and effective upon acceptance for exchange of the Shares tendered hereby in accordance with the terms and subject to the conditions of the Series C Offer (including, if the Series C Offer is extended or amended, the terms and conditions of such extension or amendment) and the Consent Solicitation as set forth in the Prospectus, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all the Shares that are being tendered hereby and hereby irrevocably appoints the Company as the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

(a) present certificates for such Shares for cancellation; and

(b) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, subject to the following representations and warranties, all in accordance with the terms of the Series C Offer.

The undersigned hereby represents and warrants to the Company that:

(a) the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby;

(b) when and to the extent the Company accepts such Shares for exchange, the Company will acquire good, marketable and unencumbered title to them, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sale agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim; and

(c) on request, the undersigned will execute and deliver any additional documents the Company deems necessary or desirable to complete the assignment, transfer and purchase of the Shares tendered hereby.

All authoritization conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy, and legal representatives of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

This Letter of Transmittal is to be used only if certificates for Shares are to be forwarded herewith. See Instruction 2. The name(s) and address(es) of the registered holder(s) should be printed above exactly as they appear on the certificates representing Shares tendered hereby. The certificate numbers, the number of Shares represented by such certificates, and the number of Shares that the undersigned wishes to tender, should be set forth in the appropriate boxes above.

Unless otherwise indicated under “Special Issuance Instructions,” the Company will issue the Offer Consideration (defined on the Election Form) in the name(s) of the undersigned. Similarly, unless otherwise indicated under “Special Delivery Instructions,” the Company will mail the Common Stock issued and a check for any cash paid as Offer Consideration (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature(s). In the event that both “Special Issuance Instructions” and “Special Delivery Instructions” are completed, the Company will issue the Offer Consideration in the name(s) of, and mail the Common Stock issued and a check for any cash paid as Offer Consideration to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation, pursuant to the “Special Issuance Instructions,” to transfer any Shares from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Shares so tendered.

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Delivery of this instrument and all other documents to an address or, in the case of Eligible Institutions, transmission of instructions to a facsimile number other than as set forth above does not constitute a valid delivery.

Series C Holders (as defined in the Prospectus) who desire to tender their Shares but cannot deliver the certificates for their Shares to the Exchange Agent prior to the Expiration Date or cannot deliver a Letter of Transmittal and all other required documents to the Exchange Agent prior to the Expiration Date must, in each case, tender their Shares pursuant to the guaranteed delivery procedure set forth in the section of the Prospectus captioned “Procedure for Tendering Shares and Notice of Guaranteed Delivery.” See Instruction 2.

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ELECTION FORM

PLEASE READ THE ENTIRE LETTER
OF TRANSMITTAL, INCLUDING THE ACCOMPANYING INSTRUCTIONS,
CAREFULLY BEFORE CHECKING ANY BOX BELOW.

The Company is offering, upon the terms and subject to the conditions set forth in the Prospectus and in this Letter of Transmittal, to exchange each share of its Series C Preferred Stock held by you for, at your election, either:

•	3 shares of newly-issued common stock of the Company, par value $0.01 (the “Common Stock”), and $2.00 in cash (the “Cash-and-Stock Option”); or

•	19 shares of newly-issued Common Stock (the “Stock-Only Option”).

Your election will be subject to allocation and proration procedures intended to ensure that, in the aggregate, 43,823,600 newly-issued shares of Common Stock and $1,623,000 in cash (plus such other cash that is needed to cash out fractional shares) will be issued, in the aggregate, to holders of the Series C Preferred Stock (the “Offer Consideration”).

If you participate in the Series C Offer, you must tender all of your Series C Preferred Stock. You may not tender less than all of your Series C Preferred Stock.

If you do not check a box below, you will be deemed to have elected to receive the Cash-and-Stock Option.

☐	Check here if tendered Shares are being exchanged for THE CASH-AND-STOCK OPTION.

☐	Check here if tendered Shares are being exchanged for THE STOCK-ONLY OPTION.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

PROMPT ACTION IS REQUESTED.

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TO BE COMPLETED BY ALL TENDERING SERIES C HOLDERS

PLEASE SIGN HERE

Signature(s) of Holder(s):

Date:

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on certificate(s) for the Series C Preferred Stock tendered or by person(s) authorized to become the registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

Name(s):
(Please Print)

Capacity (full title):

Address:

Area Code and Telephone No.:

Taxpayer Identification Number:
(Please Complete Substitute Form W-9 on Page 9 or, if appropriate, Form W-8, Certificate of Foreign Status; See Instruction 10)

GUARANTEE OF SIGNATURE(S)
(Only If Required — See Instructions 1 and 5)

Authorized Signature:

Name:
(Please Type or Print)

Title:

Name of Firm:

Address:

Area Code and Telephone No.:

Date:

SIGNATURES MUST BE PROVIDED ABOVE.

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PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

SPECIAL ISSUANCE INSTRUCTIONS

TO BE COMPLETED ONLY if Common Stock issued as Offer Consideration is to be issued, and any cash to be paid as Offer Consideration is to be paid, to person(s) other than the registered holder. Complete the following with the information of the person(s) to whom the Common Stock is to be issued or cash is to be paid.

Name:
(Please Print)

Address:

Taxpayer Identification No.:

Note: See Instructions 1 and 5 of this Letter of Transmittal regarding the requirement for a signature guarantee with respect to the endorsement required of the registered holder or representative thereof.

SPECIAL DELIVERY INSTRUCTIONS

TO BE COMPLETED ONLY if Common Stock issued as Offer Consideration, or the check for any cash to be paid as Offer Consideration, is to be sent to the registered holder at an address other than the record address of the registered holder. Complete the following with the information of the person(s) to whom the Common Stock or check is to be delivered.

Name:
(Please Print)

Address:

Note: See Instructions 1 and 5 of this Letter of Transmittal regarding the requirement for a signature guarantee with respect to the endorsement required of the registered holder or representative thereof.

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INSTRUCTIONS
Forming part of the terms and conditions of the Series C Offer

1. GUARANTEE OF SIGNATURE. No signature guarantee is required if either:

(a) This Letter of Transmittal is signed by the registered holder of the shares exactly as the name of the registered holder appears on the certificate tendered with this Letter of Transmittal and payment and delivery are to be made directly to such owner, unless such owner has completed either the box entitled “Special Payment Instructions” or “Special Delivery Instructions” above; or

(b) the Shares are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association, Inc., including the Securities Transfer Agents Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program or the Stock Exchange Medallion Program, or is otherwise an “eligible guarantor institution,” as that term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each, an “Eligible Institution”).

In all other cases, an Eligible Institution must guarantee all signatures on this Letter of Transmittal. See Instruction 5.

2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATE: GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be used only if certificates for Shares are delivered with it to the Exchange Agent (or such certificates will be delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Exchange Agent). Certificates for all physically tendered Shares, together in each case with a properly completed and duly executed Letter of Transmittal or duly executed and manually signed photocopy of the Letter of Transmittal, and any other documents required by this Letter of Transmittal, should be mailed or delivered to the Exchange Agent at the appropriate address set forth on the front page of this Letter of Transmittal and must be delivered to the Exchange Agent on or before the Expiration Date (as defined in the Series C Offer).

Shareholders whose certificates are not immediately available or who cannot deliver certificates for their Shares and all other required documents to the Company before the Expiration Date, must, in any such case, tender their Shares by or through any Eligible Institution by properly completing and duly executing and delivering a Notice of Guaranteed Delivery (or photocopy of it with any required signature guarantee) and by otherwise complying with the guaranteed delivery procedures described in the Prospectus. Pursuant to such procedure, certificates for all physically tendered Shares, as well as a properly completed and duly executed Letter of Transmittal (or photocopy of it) and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent within one business day after the Expiration Date, all as provided in the Prospectus.

The Notice of Guaranteed Delivery may be delivered by mail, overnight mail or facsimile (in the case of Eligible Institutions) and must include a signature guarantee by an Eligible Institution in the form set forth in such Notice. For Shares to be tendered validly pursuant to the guaranteed delivery procedure, the Exchange Agent must receive the Notice of Guaranteed Delivery on or before the Expiration Date.

THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES FOR SHARES, IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY.

The Company will not accept any alternative, conditional or contingent tenders. All tendering shareholders, by execution of this Letter of Transmittal (or a photocopy of it), waive any right to receive any notice of the acceptance of their tender.

3. INADEQUATE SPACE. If the space provided in the box captioned “Description of Shares Tendered” is inadequate, the additional information should be listed on a separate signed schedule and attached to this Letter of Transmittal.

4. NO PARTIAL TENDERS. All Shares represented by the certificate(s) listed and delivered to the Exchange Agent will be deemed to have been tendered.

5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS.

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(a) If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with name(s) as written on the face of the certificate(s) without change whatsoever.

(b) If the Shares are held of record by two or more persons or holders, all such persons or holders must sign this Letter of Transmittal.

(c) If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or photocopies of it) as there are different registrations of certificates.

(d) When this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsement(s) of certificate(s) representing such Shares or separate stock power(s) are required. If payment is to be made or the certificate(s) for Shares are to be issued to a person other than the registered holder(s), SIGNATURE(S) ON SUCH CERTIFICATE(S) MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION. If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, or their certificate(s) for Shares not tendered are to be issued to a person other than the registered holder(s), the certificate(s) must be endorsed or accompanied by appropriate stock power(s), in either case signed exactly as the name(s) of the registered holder(s) appears on the certificate(s), and the signature(s) on such certificate(s) or stock power(s) must be guaranteed by an Eligible Institution. See Instruction 1.

(e) If this Letter of Transmittal or any certificate(s) or stock power(s) are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company of their authority so to act. If the certificate has been issued in the fiduciary or representative capacity, no additional documentation will be required.

6. STOCK TRANSFER TAXES. Except as provided in this Instruction 6, no stock transfer tax stamps or funds to cover such stamps need accompany this Letter of Transmittal. The Company will pay or cause to be paid any stock transfer taxes payable on the transfer to it of Shares pursuant to the Series C Offer. If, however:

(a) payment of the aggregate Offer Consideration for Shares tendered hereby and accepted for exchange is to be made to any person other than the registered holder(s);

(b) Shares not tendered or not accepted for exchange are to be registered in the name(s) of any person(s) other than the registered holder(s); or

(c) Tendered certificates are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal,

the amount of any stock transfer taxes (whether imposed on the registered holder, such other person or otherwise) payable on account of the transfer to such person will be payable by the tendering holder.

7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the certificates representing the Shares of Common Stock issued as Offer Consideration are to be issued in the name of a person other than the signer of the Letter of Transmittal; or the check for any cash to be paid to someone other than the signer of the Letter of Transmittal; or if such certificates are, or such cash payment is, to be sent to someone other than the person signing the Letter of Transmittal or to the signer at a different address, the boxes captioned “Special Issuance Instructions” and/or “Special Delivery Instructions” on this Letter of Transmittal should be completed as applicable and signatures must be guaranteed as described in Instruction 1.

8. IRREGULARITIES. All questions as to the Shares to be accepted, the Offer Consideration to be provided therefor and the validity, form, eligibility (including time of receipt) and acceptance for exchange of any tender of Shares will be determined by the Company in its sole discretion, which determinations shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders of Shares it determines not to be in proper form or the acceptance of which or exchange for which may, in the opinion of the Company’s counsel, be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Series C Offer and any defect or irregularity in the tender of any particular Shares, and the Company’s interpretation of the terms of the Series C Offer (including these instructions) will be final and binding on all parties. No tender of Shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with

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tenders must be cured within such time as the Company shall determine. Neither the Company nor any other person is or will be obligated to give notice of any defects or irregularities in tender, and none of them will incur any liability for failure to give any such notice.

9. QUESTIONS AND REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to, or additional copies of the Prospectus, the Notice of Guaranteed Delivery and this Letter of Transmittal may be obtained from, Georgeson Inc. (the “Information Agent”) at the addresses and telephone numbers set forth at the end of this Letter of Transmittal or from your broker, dealer, commercial bank or trust company.

10. IMPORTANT TAX INFORMATION. Federal income tax law generally requires that a tendering holder whose shares are accepted for exchange must provide the Exchange Agent (as payor) with such holder’s correct Taxpayer Identification Number (a “TIN”), which, in the case of a holder who is an individual, is such holder’s social security number. If the Exchange Agent is not provided with the correct TIN or an adequate basis for an exemption, such holder may be subject to a penalty imposed by the Internal Revenue Service and backup withholding. If withholding results in an overpayment of taxes, a refund may be obtained.

To prevent backup withholding, each tendering holder must provide such holder’s correct TIN by completing the “Substitute Form W-9” set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding.

If the holder does not have a TIN, such holder should consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the “W-9 Guidelines”) for instructions on applying for a TIN, write “Applied For” in the space for the TIN in Part 1 of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth herein. If the holder does not provide such holder’s TIN to the Exchange Agent within 60 days, backup withholding will begin and continue until such holder furnishes such holder’s TIN to the Exchange Agent. Note: Writing “Applied For” on the form means that the holder has already applied for a TIN or that such holder intends to apply for one in the near future.

If the Shares are held in more than one name or are not in the name of the actual owner, consult the W-9 Guidelines for information on which TIN to report.

Exempt holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt holder should write “Exempt” in Part 2 of Substitute Form W-9. See the W-9 Guidelines for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit the appropriate Form W-8, Certificate of Foreign Status, signed under penalty of perjury attesting to such exempt status.

The Company reserves the right in its sole discretion to take whatever steps are necessary to comply with the Company’s obligations regarding backup withholding.

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Give form to the
Substitute Form	Request for Taxpayer	requester. Do NOT
W-9	Identification Number and Certification	send to the IRS.
Print or type See Specific Instructions.	Name

Business Name, if different from above.

Check appropriate box: ☐ Individual/Sole proprietor ☐ C Corporation ☐ S Corporation
 ☐ Partnership ☐ Trust/Estate
 ☐ Limited liability company. Enter the tax classification (C=C corporation, S=S Corporation,
 P=Partnership) ►_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
☐ Other (see instructions) ►_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _		Exempt from ☐ backup withholding

Address (number, street, and apt. or suite no.)		Requester’s name and address (optional)

City, state, and Zip code

List account number(s) here (optional)

Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on the “Name” line to avoid backup withholding. For individuals, this is your social security number (SSN). For other entities, it is your employer identification number (EIN). However, for a resident alien, sole proprietor or a disregarded entity, see the “How to Get a TIN” in the instructions hereto.

If you do not have a TIN, you may apply for one using Form SS-5 if you are an individual or Form SS-4 if you are an entity, check the appropriate box below indicating that you have applied for a TIN and, in addition to the Part II Certification, sign the attached Certification of Awaiting Taxpayer Identification Number.
☐ Applied for		Social security number or Employer identification number

Part II Certification

Under penalties of perjury, I certify that:
1. The number show on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me),
2.  I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3. I am a U.S. person (including a U.S. resident alien).
Certification Instructions. — You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.
The Internal Revenue Service does not require your consent to any provisions of this document other than the certifications required to avoid backup withholding.

Sign Here	Signature of U.S. person ►	Date ►

YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU CHECKED THE BOX “APPLIED FOR” IN PART I OF SUBSTITUTE FORM W-9.

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CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify, under penalties of perjury, that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that I must provide a taxpayer identification number to the Company within 60 days of submitting this Substitute Form W-9 and that I will be subject to backup withholding at the applicable rate on all reportable payments until I provide my taxpayer identification number to the Company. I also understand that if I provide my taxpayer identification number to the Company within 60 days, the Company will refund any backup amounts withheld from reportable payments made during the 60-day period, and if I do not provide the Company with my taxpayer identification number within the 60-day period, the Company will remit such previously retained amounts to the IRS as backup withholding.

Signature

Date

NOTE:  FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING ON ANY PAYMENT MADE TO YOU PURSUANT TO THE SERIES C OFFER.

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Instructions for Substitute Form W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER — Social Security Numbers (“SSNs”) have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification Numbers (“EINs”) have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

Give the NAME and SOCIAL
SECURITY number
For this type of account:		of —
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)
	b. The so-called trust account that is not a legal or valid trust under State law	The actual owner(1)
5.	Sole proprietorship or single-owner LLC	The owner(3)

Give the NAME and EMPLOYER
IDENTIFICATION number
For this type of account:		of —
6.	A valid trust, estate, or pension trust	Legal entity(4)
7.	Corporation or LLC electing corporate status on Form 8832	The corporation
8.	Association, club, religious, charitable, education or other tax-exempt organization	The organization
9.	Partnership or multi-member LLC	The partnership
10.	A broker or registered nominee	The broker or nominee
11.	Account with the Department of Agriculture in the name of a public entity (such as State or local government, school district, or prison) that receives agricultural program payments.	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a SSN, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s SSN.
(3)	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your SSN or EIN (if you have one).
(4)	List first and circle the name of the legal trust, estate or pension trust (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title).

NOTE:	If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

How to Get a TIN

If you do not have a TIN, apply for one immediately. To apply for an SSN, obtain Form SS-5, Application for a Social Security Card, at the local office of the Social Security Administration. Get Form W-7, Application for IRS Individual Taxpayer Information Number, to apply for an Individual TIN or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS web site at www.irs.gov.

If you do not have a TIN, check the box in Part 2 of the Substitute Form W-9, write, “Applied For” in the space for the TIN, sign and date the form, and give it to the payer. For interest and dividend payments and certain payments made with respect to readily tradable instruments, you will, generally have 60 days to get a TIN and give it to the payer. If the payer does not receive your TIN within 60 days, backup withholding, if applicable, will begin and continue until you furnish your TIN.

NOTE:  Writing, “Applied For” on the form means that you have already applied for a TIN OR that you intend to apply for one soon.

CAUTION:  A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

As soon as you receive your TIN, complete another Form W-9, include your TIN, sign and date the form, and give it to the payer.

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Payees Exempt from Backup Withholding

Individuals (including sole proprietors) are NOT exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

If you are exempt from backup withholding, you should still complete Substitute Form W-9 to avoid possible erroneous backup withholding. Enter your correct TIN in Part 1 of the Substitute Form W-9, check the “Exempt” box in Part 3 of the Substitute Form W-9, and sign and date the form. If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8, Certificate of Foreign Status.

The following is a list of payees exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except item (9). For broker transactions, payees listed in (1) through (13) and a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7). However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: (i) medical and health care payments, (ii) attorneys fees, and (iii) payments for services paid by a federal executive agency.

(1) An organization exempt from tax under section 501(a), or an individual retirement plan (“IRA”), or a custodial account under section 403(b)(7), if the account satisfies the requirements of section 401(f)(2).

(2) The United States or any of its agencies or instrumentalities.

(3) A state, the District of Columbia, a possession of the United States, or any of their subdivisions or instrumentalities.

(4) A foreign government, a political subdivision of a foreign government, or any of their agencies or instrumentalities.

(5) An international organization or any of its agencies or instrumentalities.

(6) A corporation.

(7) A foreign central bank of issue.

(8) A dealer in securities or commodities registered in the United States, the District of Columbia, or a possession of the United States.

(9) A futures commission merchant registered with the Commodity Futures Trading Commission.

(10) A real estate investment trust.

(11) An entity registered at all times during the tax year under the Investment Company Act of 1940.

(12) A common trust fund operated by a bank under section 584(a).

(13) A financial institution.

(14) A middleman known in the investment community as a nominee or custodian.

(15) An exempt charitable remainder trust, or a non-exempt trust described in section 4947.

Privacy Act Notice.  Section 6109 of the Internal Revenue Code requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or Archer MSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states, and the District of Columbia to carry out their tax laws.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividends, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

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Penalties

(1) Failure to Furnish TIN.  If you fail to furnish your TIN to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding.  If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information.  Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) Misuse of TINs.  If the payer discloses or uses TINs in violation of Federal law, the payer may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX ADVISOR OR THE INTERNAL REVENUE SERVICE

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FOR INFORMATION REGARDING THE SERIES C OFFER CONTACT:

Information Agent:

Georgeson Inc.

199 Water Street, 26th Floor
New York, NY 10038-3560
Banks and Brokers Call (212) 440-9800
All Others Call Toll-Free (866) 695-6074

LETTER OF TRANSMITTAL DELIVERY TO PARTICIPATE IN THE SERIES C OFFER:

Exchange Agent:

Computershare Trust Company, N.A.

By Mail:	By Overnight Mail:
Computershare Trust Company, N.A. Attn: Corporate Actions Voluntary Offer P.O. Box 43011 Providence, RI 02940-3011	Computershare Trust Company, N.A. Attn: Corporate Actions Voluntary Offer 250 Royall Street Suite V Canton, MA 02021

Important:	This Letter of Transmittal (or a photocopy hereof) or a Notice of Guaranteed Delivery must be received by the Exchange Agent prior to 5:00 p.m., Eastern Time, on the Expiration Date.

Corp Actions Voluntary COY NFI